                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 13
Report of Independent Accountants................ 18
Dividend Reinvestment Plan....................... 19

VKL ANR 12/97

                             LETTER TO SHAREHOLDERS

December 4, 1997

Dear Shareholder,

    In the past year, we have been
participants in and witnesses to two
mergers that we believe have positioned
our company at the forefront of the
financial industry's evolution. Our
latest announcement continues our                         [PHOTO]
forward progress. I am pleased to
announce that Philip N. Duff, formerly
the chief financial officer of Morgan
Stanley, has joined Van Kampen American
Capital as president and chief             DENNIS J. MCDONNELL AND DON G. POWELL
executive officer. I will continue as
chairman of the firm. Together, we will continue to work to the benefit of our fund shareholders as Van Kampen American Capital advances toward the next century.

ECONOMIC REVIEW

    The last quarter of 1996 brought renewed strength and rumblings of inflation, which continued to feed investors' uncertainties about the direction of interest rates. This was reflected in the volatility of taxable yields, with the 30-year Treasury ranging from a high of 6.70 percent to a low of 6.35 percent, and ending the period at 6.64 percent.
    The economy grew at a brisk 3.9 percent annual rate during the first three quarters of 1997. At the same time, the federal budget deficit fell to its lowest level in 23 years, while consumer prices rose less than 2.0 percent on an annual basis and producer prices declined 1.4 percent.
    The bond market advanced in price during the first 10 months of 1997, but its ascension was not a smooth ride. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates by a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.0 percent for the first time in six months. By mid-April, however, the market's mood had changed, reflecting few signs of price pressures despite the economy's strength. Bonds also benefited from continued heavy purchases by foreign investors and concerns that the stock market rally was nearing an end. The 7.0 percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. By the end of October, the yield on the 30-year Treasury bond was near its lowest level in 20 months, at 6.15 percent.
    Throughout 1997, municipal bond prices moved in the same direction as the Treasury bond market, but gained less when Treasury prices rallied and lost less when Treasuries fell. Between December 31, 1996 and October 31, 1997, the yield on the long-term municipal revenue bond index fell 36 basis points as the yield on the 30-year Treasury
                                                           Continued on page two
bond fell 48 basis points. Because yields move in the opposite direction of prices, the smaller yield decline of municipal bonds indicates that their prices did not rise as much as Treasuries.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality*
As of October 31, 1997

AAA............  53.5%
AA.............  12.0%
A..............  16.0%
BBB............  11.5%
BB.............   2.4%
B..............   3.2%
Non-Rated......   1.4%

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's

TRUST STRATEGY

    In managing the Trust, we used the following strategies:
    We moderately increased the Trust's concentration in high-quality bonds and decreased its holdings in lower-quality issues. The increase in AAA-rated securities in the portfolio reflects the proliferation of insured bonds, which currently comprise well over half of new issues in the municipal bond market. AAA-rated bonds are extremely liquid and carry minimal credit risk. When interest rates fall, as they did for most of the second half of the fiscal year, AAA-rated bonds tend to outperform lower-rated securities. Bonds rated BBB or below tend to perform better when rates are rising, and have the potential to provide additional income. The percentage of noninvestment-grade bonds in the portfolio is well below the 20 percent allowable under the Trust's prospectus.
    Portfolio turnover during the fiscal year was moderate due to market conditions that afforded few opportunities to add value to existing holdings. The average yield of bonds in the Trust's portfolio was higher than average market yields. As a result, there was little incentive to replace bonds in the Trust, because such trades would have reduced the Trust's dividend-paying ability.
    Trading was also restrained by tight spreads between yields of AAA-rated bonds and lower-rated securities. These spreads compressed to historically narrow levels due to the increasing number of insured bonds in the municipal market. For example, when a new long-term California transportation issue was sold in September, its BBB-rated portion yielded only 20 basis points more than the AAA-rated insured component in the same maturity. As a result of the narrow yield spreads, there was often not enough incentive to purchase lower-rated securities and assume the additional credit risk.
    Acquisitions focused on enhancing the Trust's call protection as well as its dividend-paying ability. Because we hoped to limit the number of bonds that could be "called" at any one time, we purchased long-term, high-quality par bonds that will not be callable for many years. Housing, airport, general obligation, and water and sewer bonds were

                                                         Continued on page three
purchased when their yields reached attractive levels. In addition, purchases included long-term discount securities with the potential to appreciate in price.
    The Trust remains well-diversified by sector, but maintains its heaviest weightings in health-care, education, and transportation bonds. The health-care sector continues to benefit from industry consolidation and an emphasis by facilities to stabilize expenses. Education bonds, which pay relatively high yields, have been underpinned by strong retail demand, and transportation bonds, especially airport bonds, have benefited from a strong national economy.
    When searching for new securities for the Trust's portfolio, we try to identify bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    During the second half of the fiscal year, we lengthened the duration of the portfolio in order to enhance the Trust's price appreciation potential. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations tend to perform better when interest rates are falling, while portfolios with short durations tend to do better when rates are rising. As of October 31, the Trust's duration stood at 7.95 years, compared to 7.34 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR AS OF OCTOBER 31, 1997*

                    Health Care....................... 18.7%
                    Transportation.................... 18.0%
                    Education......................... 16.1%
                    Housing........................... 14.9%
                    Utilities......................... 13.6%

                    *As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the one-year period ended October 31, 1997, the Van Kampen American Capital Select Sector Municipal Trust generated a total return at market price of 17.46 percent(1). The Trust offered a tax-exempt distribution rate of 5.87 percent(3), based on the closing common stock price on October 31, 1997. At the end of the reporting period, the closing share price of the Trust traded at $11.75, a 13.67 percent discount to its net asset value of $13.61. Because income from the Trust is exempt from federal income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 9.17 percent(4) (for investors in the federal income tax bracket of 36 percent).

                                                          Continued on page four

Twelve-month Dividend History
For the Period Ended October 31, 1997

Distribution per Common Share

                    Nov     Dec     Jan      Feb      Mar      Apr      May      Jun       Jul     Aug      Sep      Oct
                   1996     1996    1997     1997    1997     1997      1997     1997      1997    1997     1997     1997
Dividend          $.0575   $.0575  $.0575   $.0575   $.0575   $.0575   $.0575   $.0575   $.0575   $.0575   $.0575   $.0575

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

OUTLOOK

    We expect the economy to remain strong in the coming months, although the growth rate might slow to a more moderate pace. The weakness in the Far East, which was the impetus for the recent volatility in world stock markets, will most likely reduce U.S. exports to the region. In turn, this could trim U.S. economic growth as well as the earnings of many U.S. companies. As a result, we believe there is little chance that the Fed will raise interest rates in the coming months. A rate hike reemerges as a possibility if inflation picks up, or if growth continues at its current brisk pace.
    As a result of this outlook, we expect that the yield on the 30-year Treasury bond will trade within a range of 5.75 percent and 6.50 percent for the next six months, possibly falling further in mid-1998. A decline in rates would not only boost the prices of long-term investments in the portfolio, but could also positively affect the Trust as a result of its leveraged structure. That structure, which involves borrowing short-term funds to purchase long-term municipal bonds, provides common shareholders with above-market levels of dividend income. It should be noted, however, that if short-term rates rise, borrowing costs would increase; this would negatively impact the income and performance of common shares.
    We will continue to seek a balance between the Trust's total return and its dividend income, and to add value through our investment strategies and bond selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1997

           VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST
                           (AMEX TICKER SYMBOL--VKL)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1).............   17.46%
One-year total return based on NAV(2)......................   11.01%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    5.87%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................    9.17%

 SHARE VALUATIONS

Net asset value............................................  $ 13.61
Closing common stock price.................................  $11.750
One-year high common stock price (07/30/97)................  $12.500
One-year low common stock price (04/11/97).................  $10.375
Preferred share (Series A) rate(5).........................   3.590%
Preferred share (Series B) rate(5).........................   3.570%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  102.8%
         ALASKA  1.4%
$1,500   Alaska St Hsg Fin Corp Ser A Rfdg...............    5.000%   12/01/18  $  1,405,230
                                                                                ------------
         CALIFORNIA  8.8%
 3,900   Los Angeles Cnty, CA Metro Tran Auth Sales Tax
         Rev Ser A Rfdg (FGIC Insd)......................    5.000    07/01/21     3,707,652
 3,000   Los Angeles, CA Regl Arpts Impt Corp Lease Rev
         Los Angeles Intl Arpt (FSA Insd)................    6.700    01/01/22     3,252,450
 1,500   Orange Cnty, CA Recovery Ctfs Partn Ser A (MBIA
         Insd)...........................................    6.000    07/01/07     1,663,515
                                                                                ------------
                                                                                   8,623,617
                                                                                ------------
         COLORADO  6.1%
 1,000   Castle Rock, CO Multi-Family Rev Hsg Pines at
         Castle Rock Ser A (FSA Insd)....................    6.100    12/01/16     1,039,630
 2,034   Colorado Hsg Fin Auth Single Family Prog Sr Ser
         E...............................................    8.125    12/01/24     2,251,801
 2,500   Meridian Metro Dist CO Rfdg.....................    7.000    12/01/01     2,717,050
                                                                                ------------
                                                                                   6,008,481
                                                                                ------------
         CONNECTICUT  1.1%
 1,000   Connecticut St Dev Auth Wtr Fac Rev Bridgeport
         Hydraulic.......................................    6.150    04/01/35     1,059,220
                                                                                ------------
         HAWAII  1.1%
 1,000   Hawaii St Arpts Sys Rev (FGIC Insd).............    7.000    07/01/10     1,090,940
                                                                                ------------
         ILLINOIS  2.0%
 1,000   Illinois Hlth Fac Auth Rev Ravenswood Hosp Med
         Cent Ser A Rfdg.................................    8.800    06/01/06     1,022,890
 2,500   Will Cnty, Ill Cmnty Unit Sch Dist No 365U Vly
         View Ser B (FSA Insd) (a).......................        *    11/01/16       893,375
                                                                                ------------
                                                                                   1,916,265
                                                                                ------------
         INDIANA  6.4%
 3,450   Indiana Hlth Fac Fin Auth Hosp Rev Comm Hosp of
         IN (MBIA Insd)..................................    6.850    07/01/22     3,805,212
 2,500   Indiana Hlth Fac Fin Auth Rev Ancilla Sys Inc
         Oblig Grp (MBIA Insd) (a).......................    5.250    07/01/22     2,422,525
                                                                                ------------
                                                                                   6,227,737
                                                                                ------------
         KENTUCKY  5.5%
 1,280   Kenton Cnty, KY Arpt Brd Arpt Rev
         Cincinnati/Nrthn KY Intl Ser A Rfdg (MBIA Insd)
         (a).............................................    6.100    03/01/07     1,402,701
 4,000   Louisville & Jefferson Cnty, KY Metro Swr Dist
         Drainage Rev Rfdg (MBIA Insd)...................    5.300    05/15/19     3,939,320
                                                                                ------------
                                                                                   5,342,021
                                                                                ------------
         LOUISIANA  6.0%
 1,750   Saint Charles Parish, LA Environmental Impt Rev
         LA Pwr & Lt Co Proj A (AMBAC Insd)..............    6.875    07/01/24     1,958,057
 3,500   Saint Charles Parish, LA Pollutn Ctl Rev LA Pwr
         & Lt Co Proj A (FSA Insd).......................    7.500    06/01/21     3,870,230
                                                                                ------------
                                                                                   5,828,287
                                                                                ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         MAINE  4.3%
$4,000   Maine Muni Bond Bk Ser A Rfdg...................    5.375%   11/01/08  $  4,152,320
                                                                                ------------
         MASSACHUSETTS  2.8%
 1,495   Massachusetts St Hlth & Edl Fac Auth Rev Saint
         Mem Med Cent Ser A..............................    6.000    10/01/23     1,443,527
 1,235   Massachusetts St Indl Fin Agy Rev (b)...........    6.750    12/01/20     1,339,777
                                                                                ------------
                                                                                   2,783,304
                                                                                ------------
         MICHIGAN  4.6%
 1,580   Michigan Higher Edl Fac Auth Ltd Oblig Rev Hope
         College Rfdg (Connie Lee Insd)..................    7.000    10/01/13     1,782,888
 2,500   Michigan St Strategic Fund Ltd Oblig Rev Detroit
         Edison Co College Rfdg (FGIC Insd)..............    6.950    09/01/21     2,739,625
                                                                                ------------
                                                                                   4,522,513
                                                                                ------------
         MISSOURI  5.6%
 3,855   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev SSM
         Hlthcare Ser AA Rfdg (MBIA Insd)................    6.400    06/01/10     4,412,703
 1,000   St Charles Cnty, Mo Indl Dev Auth Indl Rev Dev
         Westchester Vlg Apts Ser A Rfdg (FNMA Insd).....    6.150    02/01/27     1,039,980
                                                                                ------------
                                                                                   5,452,683
                                                                                ------------
         NEVADA  1.9%
 1,770   Nevada Hsg Div Single Family Prog Ser E (FHA
         Gtd)............................................    6.900    10/01/14     1,897,493
                                                                                ------------
         NEW JERSEY  3.7%
 1,340   New Jersey Econ Dev Auth Dist Heating & Cooling
         Rev Trigen Trenton Proj Ser A...................    6.200    12/01/10     1,406,705
 2,000   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
         Cent at Passaic (FSA Insd)......................    6.000    07/01/14     2,188,720
                                                                                ------------
                                                                                   3,595,425
                                                                                ------------
         NEW YORK  19.0%
 2,000   New York City, NY Hsg Dev Corp Mtg Rev
         Multi-Family Ser A Rfdg (FHA Gtd)...............    6.550    10/01/15     2,129,820
   515   New York City, NY Ser H (Prerefunded @ 02/01/02)
         (FSA Insd)......................................    7.000    02/01/21       577,129
   485   New York City, NY Ser H (FSA Insd)..............    7.000    02/01/21       538,001
 1,000   New York, NY Adj Subser A1 (Embedded Swap)......    5.915    08/01/12     1,023,720
 1,500   New York, NY City Muni Wtr Fin Auth Wtr & Swr
         Sys Rev Ser B...................................    5.250    06/15/29     1,459,320
 4,000   New York St Dorm Auth Rev City Univ Ser F.......    5.000    07/01/14     3,812,640
 3,000   New York St Dorm Auth Rev City Univ Sys Cons Ser
         1(a)............................................    5.375    07/01/24     2,923,050
 2,500   New York St Dorm Auth Rev St Univ Edl Fac Ser B
         Rfdg............................................    5.250    05/15/09     2,564,175
 3,100   New York St Med Care Fac Fin Agy Rev NY Hosp Ser
         A (AMBAC Insd)..................................    6.800    08/15/24     3,496,552
                                                                                ------------
                                                                                  18,524,407
                                                                                ------------
         OHIO  1.3%
 1,500   Akron, Ohio Ctfs Partn Akron Muni Baseball Stad
         Proj (c)........................................  0/6.900    12/01/16     1,267,305
                                                                                ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         OKLAHOMA  2.3%
$2,000   Oklahoma Hsg Fin Agy Single Family Mtg Rev
         Homeownership Ln Pgm Ser A (GNMA
         Collateralized).................................    7.050%   09/01/26  $  2,222,420
                                                                                ------------
         TEXAS  9.1%
 3,000   Houston, TX Apts Sys Rev Spl Facs Continental
         Airls Ser B.....................................    6.125    07/15/27     3,096,000
 1,425   Tarrant Cnty, TX Jr College Dist................    5.050    02/15/10     1,436,457
 2,820   Texas Hsg Agy Residential Dev Rev Mtg Ser D
         (GNMA Collateralized)...........................    8.400    01/01/21     2,958,744
 1,345   Texas St Higher Edl Coordinating Brd College
         Student Ln Rev Sr Lien..........................    7.700    10/01/25     1,447,933
                                                                                ------------
                                                                                   8,939,134
                                                                                ------------
         VIRGINIA  3.2%
 2,885   Fairfax Cnty, VA Econ Dev Auth Res Recovery Rev
         Ogden Martin Sys Ser A..........................    7.750    02/01/11     3,079,305
                                                                                ------------
         WISCONSIN  1.0%
   940   Wisconsin Hsg & Econ Dev Auth Homeownership Rev
         Ser F...........................................    7.550    07/01/26     1,012,305
                                                                                ------------
         PUERTO RICO  5.6%
 4,800   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
         Y (Embedded Cap) (FSA Insd).....................    5.730    07/01/21     5,513,760
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  102.8%
  (Cost $92,409,748)..........................................................   100,464,172
SHORT-TERM INVESTMENTS  3.2%
  (Cost $3,100,000)...........................................................     3,100,000
                                                                                ------------
TOTAL INVESTMENTS  106.0%
  (Cost $95,509,748)..........................................................   103,564,172
LIABILITIES IN EXCESS OF OTHER ASSETS  (6.0%).................................    (5,863,259)
                                                                                ------------
NET ASSETS  100.0%............................................................  $ 97,700,913
                                                                                ============

 * Zero coupon bond

(a) Security purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $95,509,748)........................  $103,564,172
Cash........................................................        30,300
Receivables:
  Interest..................................................     1,764,431
  Investments Sold..........................................        93,934
Unamortized Organizational Costs............................         8,537
                                                              ------------
      Total Assets..........................................   105,461,374
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     7,468,743
  Income Distributions -- Common and Preferred Shares.......        68,616
  Investment Advisory and Administrative Fees...............        57,716
  Affiliates................................................         7,244
Accrued Expenses............................................        88,304
Trustees' Deferred Compensation and Retirement Plans........        69,838
                                                              ------------
      Total Liabilities.....................................     7,760,461
                                                              ------------
NET ASSETS..................................................  $ 97,700,913
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,360 issued with liquidation preference of
  $25,000 per share)........................................  $ 34,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,682,128 shares issued and
  outstanding)..............................................        46,821
Paid in Surplus.............................................    64,532,602
Net Unrealized Appreciation.................................     8,054,424
Accumulated Undistributed Net Investment Income.............       410,935
Accumulated Net Realized Loss...............................    (9,343,869)
                                                              ------------
      Net Assets Applicable to Common Shares................    63,700,913
                                                              ------------
NET ASSETS..................................................  $ 97,700,913
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($63,700,913 divided by
  4,682,128 shares outstanding).............................  $      13.61
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 5,532,828
                                                              -----------
EXPENSES:
Investment Advisory and Administrative Fees.................      667,121
Preferred Share Maintenance.................................      111,070
Trustees' Fees and Expenses.................................       26,326
Legal.......................................................       11,680
Custody.....................................................        9,140
Amortization of Organizational Costs........................        7,997
Other.......................................................      107,590
                                                              -----------
    Total Expenses..........................................      940,924
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,591,904
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   549,168
  Futures...................................................     (270,012)
                                                              -----------
Net Realized Gain...........................................      279,156
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    5,276,492
  End of the Period:
    Investments.............................................    8,054,424
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,777,932
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 3,057,088
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 7,648,992
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                           Year Ended          Year Ended
                                                        October 31, 1997    October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................   $ 4,591,904         $ 4,601,328
Net Realized Gain......................................       279,156             219,053
Net Unrealized Appreciation During the Period..........     2,777,932              95,429
                                                          -----------         -----------
Change in Net Assets from Operations...................     7,648,992           4,915,810
                                                          -----------         -----------
Distributions from Net Investment Income:
  Common Shares........................................    (3,230,569)         (3,242,307)
  Preferred Shares.....................................    (1,222,604)         (1,231,813)
                                                          -----------         -----------
Total Distributions....................................    (4,453,173)         (4,474,120)
                                                          -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....     3,195,819             441,690
NET ASSETS:
Beginning of the Period................................    94,505,094          94,063,404
                                                          -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $410,935 and $272,204,
  respectively)........................................   $97,700,913         $94,505,094
                                                          ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                    November 26, 1993
                                                                                      (Commencement
                                        Year Ended      Year Ended    Year Ended      of Investment
                                       October 31,      October 31,   October 31,    Operations) to
                                           1997            1996          1995       October 31, 1994
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a)........................          $12.923       $12.828       $11.507             $13.783
                                              -------       -------       -------             -------
Net Investment Income...............             .981          .983          .992                .894
Net Realized and Unrealized
  Gain/Loss.........................             .652          .068         1.391              (2.377)
                                              -------       -------       -------             -------
Total from Investment Operations....            1.633         1.051         2.383              (1.483)
                                              -------       -------       -------             -------
Less Distributions from Net
  Investment Income:
  Paid to Common Shareholders.......             .690          .693          .774                .621
  Common Share Equivalent of
    Distributions Paid to Preferred
    Shareholders....................             .261          .263          .288                .172
                                              -------       -------       -------             -------
Total Distributions.................             .951          .956         1.062                .793
                                              -------       -------       -------             -------
Net Asset Value, End of the
  Period............................          $13.605       $12.923       $12.828             $11.507
                                              =======       =======       =======             =======
Market Price Per Share at End of the
  Period............................          $11.750       $10.625       $10.750              $9.625
Total Investment Return at Market
  Price (b).........................           17.46%         5.35%        19.87%             (27.90%)*
Total Return at Net Asset Value
  (c)...............................           11.01%         6.29%        18.75%             (14.18%)*
Net Assets at End of the Period (In
  millions).........................            $97.7         $94.5         $94.1               $87.9
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares............................            1.53%         1.55%         1.68%               1.58%
Ratio of Expenses to Average Net
  Assets............................             .99%          .99%         1.05%               1.04%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d).................            5.50%         5.62%         5.77%               6.06%
Portfolio Turnover..................              39%           47%           84%                224%*

(a) Net Asset Value at November 26, 1993, is adjusted for common and preferred share offering costs of $.317 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Select Sector Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's primary investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest primarily in a portfolio of municipal securities from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on November 26, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with

                                October 31, 1997
--------------------------------------------------------------------------------

the Trust's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending November 25, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $9,343,869 which will expire between October 31, 2002 and October 31, 2003.

    At October 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $95,509,748; the aggregate gross unrealized appreciation is $8,054,424 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $8,054,424.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders.

    For the year ended October 31, 1997, 99.97% of the income distributions made by the Trust were exempt from Federal income taxes. In January, 1998, the Trust will provide tax information to shareholders for the 1997 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory and Administrative Agreement, the Adviser will provide investment advice, administrative services and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $2,200 representing legal services provided by Skadden, Arps, Slate,

                                October 31, 1997
--------------------------------------------------------------------------------

Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $21,500 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

    At October 31, 1997, VKAC owned 7,128 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $41,473,231 and $37,622,519, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically

                                October 31, 1997
--------------------------------------------------------------------------------

closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended October 31, 1997, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1996.............................       -0-
Futures Opened..............................................       175
Futures Closed..............................................      (175)
                                                                  ----
Outstanding at October 31, 1997.............................       -0-
                                                                  ====

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 1,360 Auction Preferred Shares ("APS") in two series of 680 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A is 7 days while Series B is 28 days. The average rate in effect on October 31, 1997, was 3.580%. During the year ended October 31, 1997, the rates ranged from 3.250% to 5.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

                                October 31, 1997
--------------------------------------------------------------------------------

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Select Sector Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Select Sector Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Select Sector Municipal Trust as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 11, 1997

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

           VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

EDWARD C. WOOD, III*
Vice President and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
Treasurer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

    The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees whose terms expired in 1997 and independent public accountants.

    1) With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 3,821,444 shares voted for the proposal, 93,483 shares voted against, 146,359 shares abstained and 0 shares represented broker non-votes.

    2) With regard to the election of Theodore A. Myers as elected trustee by the preferred shareholders of the Trust, 1,054 shares voted in his favor, 4 shares withheld.

    3) With regard to the election of Hugo Sonnenschein as elected trustee by the common shareholders of the Trust, 3,918,423 shares voted in his favor, 141,804 shares withheld.

    The other trustees of the Trust whose terms did not expire in 1997 are David
C. Arch, Rod Dammeyer, Howard J Kerr, Dennis J. McDonnell and Wayne W. Whalen.

    4) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for its current fiscal year, 3,937,079 shares voted for the proposal, 27,390 shares voted against, 96,816 shares abstained and 0 shares represented broker non-votes.